SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 11, 2000
Date of Report (Date of earliest event reported):

SOFTWARE.COM, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-26379 (Commission file number)	77-0392373 (IRS employer identification no.)

525 Anacapa Street
Santa Barbara, California 93101
(Address and zip code of principal executive offices)

(805) 882-2470
Registrant's telephone number, including area code:

N/A
(Former name or former address, if changed since last report)

ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS.

          On April 11, 2000 (the "Closing Date"), pursuant to an Agreement and Plan of Merger dated as of March 8, 2000 (the "Merger Agreement") among Software.com, Inc., a Delaware corporation ("Software.com"), Software.com Wireless, Inc., a Delaware corporation and a wholly-owned subsidiary of Software.com ("Merger Sub"), and At Mobile.com, Inc., a Delaware corporation ("At Mobile"), Software.com acquired At Mobile by means of a merger (the "Merger") of Merger Sub with and into At Mobile, with At Mobile remaining as the surviving corporation in the Merger. As a result of the Merger, At Mobile became a wholly-owned subsidiary of Software.com. Merger Sub was formed solely for the purpose of effecting the Merger. Software.com is a leading developer of carrier-scale Internet infrastructure applications for service providers worldwide. At Mobile is a leading wireless Internet application service provider with wireless Instant Messaging technology and Wireless Intelligent Network integration expertise.

          Pursuant to the Merger Agreement, SWCM issued or reserved for issuance an aggregate of 3,750,000 shares of Software.com Common Stock in exchange for all of the issued and outstanding common stock of At Mobile, as well as the assumption of all outstanding warrants and options to purchase shares of At Mobile. The actual number of shares issued in connection with the transaction is subject to downward adjustment to the extent that claims are made against an escrow fund created at the time of the transaction.

          The consideration paid by Software.com for the outstanding capital stock of At Mobile pursuant to the Merger Agreement was determined pursuant to arms' length negotiations and took into account various factors concerning the valuation of the business of At Mobile.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

          (a)   Financial Statements of At Mobile

                 The Financial Information required to be filed pursuant to Item 7(a) of Form 8-K was not available at the time of filing of this Current Report on Form 8-K and will be filed on a Form 8-K/A as soon as practicable, but in no event later than 60 days after the date this Form 8-K is required to be filed.

          (b)   Pro Forma Financial Information.

                 The Pro Forma Financial Information required to be filed pursuant to Item 7(b) of Form 8-K was not available at the time of filing of this Current Report on Form 8-K and will be filed on a Form 8-K/A as soon as practicable, but in no event later than 60 days after the date this Form 8-K is required to be filed.

          (c)   Exhibits
*2.1	Agreement and Plan of Merger dated March 8, 2000, by and among Software.com, Inc., Software.com Wireless, Inc. and At Mobile.com, Inc.

**2.2	Certificate of Merger dated April 11, 2000, filed with the Secretary of State of Delaware on April 11, 2000.

_____________

*Filed as Exhibit 4.7 to the Company's 1999 Annual Report on Form 10-K, filed with the Securities and Exchange Commission on March 30, 2000, and incorporated herein by reference.

**Filed herewith.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 26, 2000
SOFTWARE.COM, INC.

/S/ JOHN S. INGALLS ____________________________________ John S. Ingalls Senior Vice President, Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description of Document
*2.1	Agreement and Plan of Merger dated March 8, 2000, by and among Software.com, Inc., Software.com Wireless, Inc. and At Mobile.com, Inc.

**2.2	Certificate of Merger dated April 11, 2000, filed with the Secretary of State of Delaware on April 11, 2000.

_____________

*Filed as Exhibit 4.7 to the Company's 1999 Annual Report on Form 10-K, filed with the Securities and Exchange Commission on March 30, 2000, and incorporated herein by reference.

**Filed herewith.